Exhibit 99.1

                            CompX International Inc.

         Index to Pro Forma Condensed Consolidated Financial Statements

                                                                     Page

  Pro Forma Condensed Consolidated Balance Sheet -
   September 30, 2004                                              F-2/F-3

  Notes to Pro Forma Condensed Consolidated Balance Sheet          F-4/F-5

  Pro Forma Condensed Consolidated Statement of Income -
   Nine months ended September 30, 2004                              F-6

  Pro Forma Condensed Consolidated Statement of Income -
   Year ended December 31, 2003                                      F-7

  Notes to Pro Forma Condensed Consolidated Statements of
   Income                                                            F-8


These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of CompX International Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of what the Company's consolidated financial position or results of continuing operations would have been had the Company completed the transaction described in the accompanying notes at the dates indicated, nor are they necessarily indicative of the Company's consolidated financial position or results of continuing operations as they may be in the future.

                            CompX International Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2004
                                   (Unaudited)

                                 (In thousands)



                                                                                      Pro forma
                                                                                      adjustments
                                                                                 ---------------------
                        Assets                                Historical                 (I)                Pro forma
                                                           ------------------    ---------------------   -----------------

Current assets:
   Cash and cash equivalents                                     $ 16,071               $ 16,718               $ 32,789
   Accounts receivable, net                                        28,181                 (5,651)                22,530
   Inventories                                                     26,594                 (6,037)                20,557
   Other                                                            3,320                 (1,977)                 1,343
                                                           ------------------    ---------------------   -----------------

         Total current assets                                      74,166                  3,053                 77,219
                                                           ------------------    ---------------------   -----------------

Other assets:
   Goodwill                                                        43,022                (14,268)                28,754
   Other                                                            2,670                  3,928                  6,598
                                                           ------------------    ---------------------   -----------------

         Total other assets                                        45,692                (10,340)                35,352
                                                           ------------------    ---------------------   -----------------

Property and equipment, net                                        73,444                 (7,291)                66,153
                                                           ------------------    ---------------------   -----------------

                                                                 $193,302               $(14,578)              $178,724
                                                           ==================    =====================   =================

                            CompX International Inc.
           Pro Forma Condensed Consolidated Balance Sheet (Continued)
                               September 30, 2004
                                   (Unaudited)

                                 (In thousands)



                                                                                       Pro forma
                                                                                       adjustments
                                                                                   -------------------
           Liabilities and Stockholders' Equity                  Historical               (I)                Pro forma
                                                               ----------------    -------------------    -----------------

Current liabilities:
   Accounts payable and accrued
    liabilities                                                    $ 23,706             $ (4,654)             $ 19,052
   Income taxes                                                       2,151                 (183)                1,968
   Deferred income taxes                                                758                 (509)                  249
                                                               ----------------    -------------------    -----------------

         Total current liabilities                                   26,615               (5,346)               21,269
                                                               ----------------    -------------------    -----------------

Noncurrent liabilities:
   Deferred income taxes                                              3,393                    -                 3,393
   Other                                                                112                  (21)                   91
                                                               ----------------    -------------------    -----------------

         Total noncurrent liabilities                                 3,505                  (21)                3,484
                                                               ----------------    -------------------    -----------------

Stockholders' equity
   Common stock and paid-in capital                                 108,861                    -               108,861
   Retained earnings                                                 52,160              (12,143)               40,017
   Accumulated other comprehensive
    income - currency translation                                     2,161                2,932                 5,093
                                                               ----------------    -------------------    -----------------
                                                               ----------------    -------------------    -----------------

Total stockholders' equity                                          163,182               (9,211)              153,971
                                                               ----------------    -------------------    -----------------

                                                                   $193,302             $(14,578)             $178,724
                                                               ================    ===================    =================



    See accompanying notes to pro forma condensed consolidated balance sheet.

                            CompX International Inc.

             Notes to Pro Forma Condensed Consolidated Balance Sheet


  Note 1 - Basis of presentation

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transaction, more fully described in Item 2.01 of this Current Report on Form 8-K dated January 24, 2005, occurred on September 30, 2004:

     The Company sells all of the net assets of its Thomas Regout's operations for approximately euro 17.6 million ($21.6 million), net of selling expenses totaling approximately $500,000. The euro net proceeds were translated into U.S. dollars using the actual September 30, 2004 exchange rate of U.S. $1.2275 per euro.

  Note 2 - Pro forma adjustments:

     I - Reflect the sale of substantially all of Thomas Regout's net assets as follows:

                                                                                                    Amount
                                                                                            ------------------------
                                                                                                (In thousands)

     Net proceeds                                                                                    $ 21,595
                                                                                            ========================

Carrying value of assets sold and liabilities assumed:
  Cash and cash equivalents                                                                             1,873
  Accounts receivable, net                                                                              5,651
  Inventories                                                                                           6,037
  Other current assets                                                                                  1,977
  Goodwill, net                                                                                        14,268
  Net property, plant, and equipment                                                                    7,291
  Accounts payable and accrued liabilities                                                             (4,654)
  Income taxes                                                                                           (183)
  Deferred income taxes                                                                                  (509)
  Long term debt and other noncurrent liabilities                                                         (21)
  Accumulated other comprehensive income - foreign
   currency translation                                                                                 2,932
                                                                                            ------------------------
                                                                                                       34,662
                                                                                            ------------------------
                                                                                                      (13,067)

Income tax benefit                                                                                       (924)
                                                                                            ------------------------

          Net-of-tax loss                                                                            $(12,143)
                                                                                            ========================

     The net proceeds consist of $17.7 million in cash and a long-term subordinated note receivable of $3.9 million. The subordinated note receivable bears interest at 7.0% per annun.

     The pro forma adjustment to cash and cash equivalents consists of the net effect of (i) $17.7 million of net proceeds, (ii) $1.9 million cash and cash equivalents of Thomas Regout assumed to have been sold and (iii) $.9 million income tax benefit from the sale. The pro forma adjustment to other noncurrent assets represents the subordinated note receivable received as part of the consideration from the sale.

     The Company's actual net-of-tax loss on the sale of Thomas Regout's net assets will differ from the amount shown above because of, among other things,
(a) differences in the net carrying value of the net assets sold as shown above as compared to the date of sale and (b) differences in the U.S. dollar/euro exchange rate as shown above as compared to the date of sale.

                            CompX International Inc.
              Pro Forma Condensed Consolidated Statement of Income
                      Nine months ended September 30, 2004
                                   (Unaudited)

                      (In thousands, except per share data)


                                                                                   Pro forma
                                                                                  adjustments
                                                                    -----------------------------------------
                                                 Historical                (I)                   (II)            Pro forma
                                              ------------------    -------------------    ------------------    ----------------

Net sales                                           $165,858              $(29,801)               $  -                $136,057
Cost of goods sold                                   130,022               (23,584)                                    106,438
                                              ------------------    -------------------    ------------------    ----------------

     Gross margin                                     35,836                (6,217)                   -                 29,619

Selling, general and
 administrative expense                               21,511                (4,088)                   -                17,423

     Operating income                                 14,325                (2,129)                   -                 12,196

Other general corporate (income)
 expense, net                                           (335)               (1,143)                (123)                (1,601)
Interest expense                                         442                     -                    -                    442
                                              ------------------    -------------------    ------------------    ----------------

     Income before income taxes                       14,218                  (986)                 123                 13,355

Provision for income taxes                             5,491                  (343)                  49                  5,197
                                              ------------------    -------------------    ------------------    ----------------

     Income from continuing
      operations                                    $  8,727              $   (643)                $ 74                $ 8,158
                                              ==================    ===================    ==================    ================


Basic and diluted earnings per
 common share                                      $   0.58                                                           $   0.54
                                              ==================                                                 ================



Basic earnings per common share                       15,141                                                            15,141
Dilutive impact of outstanding
 stock options                                            15                                                                15
                                              ------------------                                                 ----------------

Diluted common shares                                 15,156                                                           15,156
                                              ==================                                                 ================



  See accompanying notes to pro forma condensed consolidated income statement.

                            CompX International Inc.
              Pro Forma Condensed Consolidated Statement of Income
                          Year ended December 31, 2003
                                   (Unaudited)

                      (In thousands, except per share data)

                                                                             Pro forma
                                                                            Adjustments
                                                              ----------------------------------------
                                            Historical               (I)                  (II)            Pro forma
                                         -----------------    ------------------    ------------------    -------------------

Net sales                                     $207,543              $(33,577)                 $  -             $173,966
Cost of goods sold                             172,843               (29,966)                    -              142,877
                                         -----------------    ------------------    ------------------    -------------------

     Gross margin                               34,700                (3,611)                    -               31,089

Selling, general and
 administrative expense                         27,288                (5,691)                    -               21,597
Restructuring expense                            3,303                (3,303)                    -                    -
                                         -----------------    ------------------    ------------------    -------------------

     Operating income                            4,109                 5,383                     -                9,492

Other general corporate
 (income) expense, net                             532                (1,493)                 (237)              (1,198)
Interest expense                                 1,301                    (2)                    -                1,299
                                         -----------------    ------------------    ------------------    -------------------

     Income before income taxes                  2,276                 6,878                   237                9,391

Provision for income taxes                       1,003                 2,373                    97                3,473
                                         -----------------    ------------------    ------------------    -------------------

     Income from continuing
      operations                              $  1,273              $  4,505                 $ 140             $  5,918
                                         =================    ==================    ==================    ===================


Basic and diluted earnings
 (loss) per common share                    $   0.08                                                          $   0.39
                                         =================                                                ===================



Basic earnings per common share                 15,121                                                           15,121
Dilutive impact of outstanding
 stock options                                       -                                                                -
                                         -----------------                                                -------------------

Diluted common shares                           15,121                                                           15,121
                                         =================                                                ===================

  See accompanying notes to pro forma condensed consolidated income statement.

                            CompX International Inc.

         Notes To Pro Forma Condensed Consolidated Statements of Income


  Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statements of Income assume the Company sells all of the net assets of its Thomas Regout's operations , more fully described in Item 2.01 of the Current Report on Form 8-K dated January 24, 2005, occurred as of the beginning of 2003.

  Note 2 - Pro forma adjustments:

         I - Elminate Thomas Regout's historical results of operations included in the Company's consolidated statements of operations. In future filings, the Company will report Thomas Regout's results of operations through the date of disposal as discontinued operations.

         II - Recognize interest income on the subordinated promissory note received as partial consideration, net of income taxes using the estimated combined federal and state income tax rate of 40%.